Exhibit 10.15

FIRST AMENDED AND RESTATED SUPPLY AGREEMENT

This Amended and Restated Supply Agreement (this “Agreement”) is entered into as of June 25, 2014 (the “A&R Effective Date”) by and between RainDance Technologies, Inc., a Delaware corporation, with principal offices at 749 Middlesex Turnpike, Billerica, MA 01821 (“Supplier”) and Myriad Genetic Laboratories Inc., a Delaware corporation, with principal offices at 320 Wakara Way, Salt Lake City, Utah 84108 (“Customer”).

WHEREAS, Supplier and Customer entered into that certain Supply Agreement, dated April 12, 2013 (the original date of such agreement, the “Effective Date” and such agreement, the “Supply Agreement”) and amended by that certain Amendment 1 to Supply Agreement, dated September 16, 2013 (such amendment, “Amendment 1”);

WHEREAS, Supplier manufactures and sells the ThunderStorm™ instrument, a fully automated targeted sequencing solution more fully described in Exhibit A attached hereto (the “Instrument”);

WHEREAS, Supplier manufactures and sells custom libraries (the “Customer Libraries”) and chips, reagents and other consumables for use with the Instrument (the “Other Consumables” and together with the Customer Libraries, the “Consumables”) more fully described in Exhibit B attached hereto;

[****];

WHEREAS, Customer intends to purchase the Instruments, Customer Libraries, the Other Consumables (collectively, the “Products”), Service Contracts (as defined below), and the [****], all from Supplier on the terms and conditions set forth herein;

WHEREAS, Supplier and Customer have been engaged in and desire to continue to engage in joint research and development efforts that allow enhanced configurations of certain of Supplier’s instruments to provide better utilization of Customer’s Libraries; and

WHEREAS, Supplier and Customer desire to amend and restate the Supply Agreement and Amendment 1 on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual promises herein set forth and other good and valuable consideration, the parties agree as follows:

1. Purchase of Products

a. Purchase of Instruments. Customer agrees to purchase, and Supplier agrees to sell, the Instruments at the purchase price set forth in Exhibit D attached hereto, and in accordance with the terms herein. [****] (as defined below). The Instruments will be delivered along with the then-generally available associated user manuals, instructions for use and related documentation (the “System Documentation”).

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(i) Instrument Specifications. Supplier shall manufacture the Instruments to the specifications set forth in Exhibit A (“Instrument Specifications”). Supplier shall not change the Instrument Specifications, without Customer’s prior written consent.

(ii) Instrument Warranty. Supplier represents and warrants that each Instrument shall be free from material defects and conform to the Instrument Specifications for the period beginning with delivery and ending with successful completion of the Performance Qualification (“PQ”) of such Instrument as set forth in Exhibit A. Supplier shall be responsible for the installation of each Instrument.

(iii) Service Contracts. Customer agrees to purchase and Supplier agrees to sell annual Instrument service contracts, as more fully described in Exhibit E attached hereto (the “Service Contracts”), at the price set forth in Exhibit E. The term of each Service Contract shall be for one year commencing on the date that the System Acceptance Test for such Instrument as set forth in Exhibit A has been successfully completed. Each ensuing annual Service Contract for each Instrument will have a term of one year commencing on the expiration of the term of the preceding annual Service Contract. [****]. However, if there is less than one year left remaining of the Term of this Agreement, then the renewal price for any annual Service Contract shall be prorated based on the remaining days left in the Term of this Agreement. Customer shall purchase a Service Contract annually for each Instrument for each year of the Term. The first Service Contract for each Instrument shall be invoiced at the time Supplier invoices Customer for each Instrument and Customer shall pay for Service Contracts in accordance with the terms of Section 2.d. Further, in the event Customer decommissions an Instrument, Customer shall no longer be required to purchase Service Contracts for such Instrument and Supplier shall have no further service obligations with respect to such Instrument. Service Contracts do not obligate Supplier to resolve issues that arise from the handling, storage, modification or use of an Instrument by Customer in a manner that does not comply with the System Documentation and Supplier’s written protocols, procedures, technical bulletins and other correspondences. However, if Supplier elects to not resolve issues that arise under the foregoing sentence, and the Supplier is not servicing the material operational aspects of such Instrument covered by a Service Contract, then Customer will not be obligated to renew the applicable Service Contract.

(iv) Commitment to Purchase Instruments. Notwithstanding anything herein to the contrary, Customer hereby irrevocably agrees to order and, in accordance with Section 2.g(iii), accept [****] additional Instruments between the A&R Effective Date and [****], and each such Instrument shall be ordered and accepted no later than the corresponding dates set forth below:

Additional Number of Instruments	Deadline for Acceptance
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

For clarity, such Instruments are in addition to the Instruments ordered by Customer prior to the A&R Effective Date. Customer may advance the ordering and acceptance schedule with respect to the additional Instruments. However and notwithstanding anything to the contrary set forth in this Agreement, if the deadline for ordering and accepting (as set out in the preceding table) any such additional Instruments passes and Customer has not ordered and accepted the appropriate number of Instruments, (1) Customer shall be deemed to have ordered and accepted such Instruments, (2) Supplier shall sell and deliver the same to Customer as if Customer had ordered and accepted such Instruments, and (3) Customer shall pay for the same in accordance with Section 2.d(ii). With respect to Instruments delivered under this Section 1.a.iv, Customer shall only be liable to pay for Instruments that conform to the requirements set forth in Section 1.a.ii. For clarity, Customer’s failure to order and accept the Instruments in a timely manner in accordance with the schedule set forth above shall not excuse Customer from paying for such Instruments, unless the failure to meet the specified date is the direct result of Supplier’s failure to comply with Section 2.g(iii). In the event of such failure by Supplier, the corresponding schedule set forth above shall be extended only for the period of time such failure by Supplier continues.

b. Purchase of Consumables. Customer agrees to purchase and Supplier agrees to sell the Consumables for use with the Instruments at the purchase prices set forth in Exhibit D, [****], and in accordance with the terms herein. [****]. The Consumables will be delivered along with the then-generally available instructions for handling and use (the “Consumables Documentation”).

(i) Consumable Specifications. Supplier shall manufacture the Customer Libraries to the specifications included in Exhibit B (the “Library Specifications”); provided that Customer shall bear full responsibility to ensure that the Library Specifications accurately describe the components and nucleic acid sequences that are desired. Supplier shall manufacture the Other Consumables to the specifications included in Exhibit B (the “Other Consumables Specifications” and together with the Library Specifications, the “Consumables Specifications”). Supplier shall not change the Consumables Specifications, including but not limited to, the materials, design/configuration, packaging or labeling without Customer’s prior written consent. Any changes to the Library Specifications proposed by Customer during the Term shall be conveyed to Supplier in writing. Supplier shall confirm in writing its receipt of Customer’s proposed changes and notify Customer whether and to the extent such proposed changes can be manufactured by the Supplier, [****]. Supplier shall use its commercially reasonable efforts to accept and implement any Customer proposed changes to the Library Specifications. Any increase in Supplier’s production costs shall be supported by documentation in form and content reasonably satisfactory to Customer. If Customer elects to adopt the proposed changes, the price schedule for the affected Consumables shall be amended to reflect any increase in Supplier’s costs ([****]). For clarity, consumables that are requested by Customer for supply by Supplier that do not conform to the Consumables Specifications are not governed by the terms of this Agreement (for example, research or experimental products) and, without limiting the foregoing, Supplier’s failure to supply consumables that do not conform to the Consumables Specifications shall not give rise to any remedies hereunder.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(ii) Consumables Warranty. Supplier represents and warrants that all (A) Customer Libraries shall be free from material defect and conform with the applicable Consumables Specification for [****] and (B) Other Consumables shall be free from material defect and conform with the applicable Consumables Specifications for a period of [****]. The foregoing warranty shall not apply to any Consumables (i) that are handled, stored, modified or used by Customer other than in accordance with the System Documentation, Consumables Documentation and Supplier’s written protocols, procedures, technical bulletins and other correspondences which have been agreed to by the Steering Committee, or (ii) in respect of which the nonconformance resulted from Customer’s upstream or downstream usage of the Consumables (outside of what otherwise is normal contemplated use), including, but not limited to, using single-use Consumables more than once. [****]. The parties will use commercially reasonable efforts to [****] and will in good faith correspondingly modify the applicable Library Specifications and the warranty period under Section 1.b.(ii)(A). Also, the parties will in good faith establish the Functional Performance Specifications of the Library Specifications [****] of first delivery of Customer Library to Customer.

(iii) [****]. As of the Effective Date, the [****] are [****]. However, during the Term, [****]. If [****] will promptly [****] and [****] including [****]. [****] to [****] and [****]. For clarity, [****]. Further, in the event [****] the [****]. Customer hereby represents and warrants to Supplier that [****]

2. Forecasts; Terms and Conditions of Purchase of Products and Service Contracts

a. Forecasts.

(i) On [****] and on or about each [****] and [****] between the [****] and [****], Customer shall provide to Supplier (by email to the attention of Supplier’s Sales Administrator and Director of Manufacturing, with a copy to Business Leader, Sequencing) 12-month forecasts (by month) of its requirements for each of the Products in the format reasonably requested by Supplier (the “Forecasts”). Supplier shall provide the recipient email addresses from time to time (by email to the attention of Customer’s VP of Operations with a copy to Director of Purchasing) and Customer acknowledges that such new email addresses shall be effective upon receipt from Supplier regardless of Section 11.a. The initial Forecast is set forth in Exhibit F attached hereto (the “Initial Forecast”) and shall be deemed to be the [****] forecast for purposes of [****]. The first six (6) months of each such Forecast provided in [****] shall constitute a binding obligation to purchase the specified Products (the “Binding Forecast”) to the extent that the specified Product being ordered is within production lead times. The second six (6) months of each such Binding Forecast shall be non-binding (the “Non-Binding Forecast”). The Forecasts provided in [****] are for discussion purposes only and will not amend the then-current Binding Forecast. Each Binding Forecast will be accompanied by a purchase order (a “Purchase Order”) describing the terms, dates and delivery schedule for such purchases. Supplier shall accept each Purchase Order that complies with a Binding Forecast and the other terms of this Agreement. Supplier will use commercially reasonable efforts to supply Products ordered by Customer that are in addition to those required by the then-current Binding Forecast. For clarity, the then-current Binding Forecast shall lock in prices for the period of such Binding Forecast such that any additional Consumables ordered by Customer and supplied by Supplier during the period of such Binding Forecast shall be ordered and sold at the relevant price indicated by such Binding Forecast in accordance with this Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(ii) Beginning on [****] and on or about each subsequent [****] and [****] during the Term of this Agreement, Customer shall provide to Supplier (by email to the attention of Supplier’s Sales Administrator and Director of Manufacturing, with a copy to Business Leader, Sequencing) 12-month forecasts (by month) of its requirements for each of the Products in the format reasonably requested by Supplier and each such forecast shall constitute a binding obligation to purchase the specified amount and type of Products (the “Binding Forecast”) to the extent that the specified Product being ordered is within production lead times. For clarity, the Binding Forecast provided on or about the A&R Effective Date shall be for the period beginning [****] and [****] (inclusive), the Binding Forecast provided on or about [****] shall be for the period beginning [****] and [****] (inclusive), and subsequent Binding Forecasts shall follow in like manner. Supplier shall provide the recipient email addresses from time to time (by email to the attention of Customer’s VP of Operations with a copy to Director of Purchasing) and Customer acknowledges that such new email addresses shall be effective upon Customer’s confirmation of receipt from Supplier regardless of Section 11.a. Each Binding Forecast required by this Section 2.a(ii) will be accompanied by a purchase order (a “Purchase Order”) for any Products required for the first six (6) months of such Binding Forecast, including any Instruments required to be purchased by Customer during such six (6) month period in accordance with Section 1.a(iv). The Purchase Orders shall describe the terms, dates and delivery schedule for such purchases in accordance with the terms of this Agreement. Supplier shall accept each Purchase Order that complies with a Binding Forecast and the other terms of this Agreement. [****].

b. Lead Times. Deliveries will be scheduled according to a mutually acceptable schedule with the expectation that deliveries would be made within the applicable lead times set forth in Exhibits A, B and C, except in the case where the forecast demand exceeds [****] of the prior forecast. Customer acknowledges such lead-times and Customer agrees to forecast and order Products accordingly.

c. Meetings. Promptly following receipt of a Non-Binding or Binding Forecast from Customer in accordance with Section 2.a, Supplier and Customer shall discuss the following: (i) [****] and (ii) whether Customer anticipates requesting changes to the Customer Library.

d. Payment Terms; Taxes.

(i) At the time of submission of a Purchase Order between the Effective Date and prior to the A&R Effective Date, Customer shall pay [****] of the total purchase price set forth in such Purchase Order for Instruments, the first Service Contracts for such Instruments, and Consumables and Customer shall pay the balance of such purchase price for Instruments, the first Service Contracts for such Instruments, and Consumables [****] following delivery and installation (as applicable) relating to the applicable Purchase Order.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(ii) At the time of submission of a Purchase Order on or after the A&R Effective Date, Customer shall pay [****] set forth in each such Purchase Order for Instruments, the first Service Contracts for such Instruments, Consumables, in each case for Product to be delivered and Service Contracts to be purchased during the six (6)-month period immediately following the date of such Purchase Order. Customer shall pay the balance of such purchase price for Instruments, the first Service Contracts for such Instruments, and Consumables [****] following delivery and installation (as applicable) relating to the applicable Purchase Order.

e. Subsequent Service Contracts. Customer shall pay for additional Service Contracts in full within [****] following the commencement of each such additional subsequent Service Contract. Supplier shall notify Customer of a Service Contract that is about to come due for renewal not less than sixty (60) days prior to the expiration thereof.

f. Delivery and Title.

(i) Consumables. Supplier shall ship Consumables to the destination(s) specified by Customer on the applicable Purchase Order, utilizing the carrier, forwarders and brokers specified by Customer. Customer shall be responsible for the cost of shipment and insuring the Consumables in transit. Supplier shall provide lot number tracking. In the event Consumables are shipped to a Customer location outside of the United States, Customer will be responsible for satisfying all related regulatory obligations and duties. Supplier shall pack all Consumables per standard operating procedure for the designated carrier. All orders will be shipped with appropriate shipping documentation and clearly marked with the order number and quantity of Consumables. Supplier shall deliver the Consumables on the delivery date specified on the applicable Purchase Order, but shall not be liable for any delay in delivery caused by the carrier or regulatory agencies, unless such delay is due to any negligence on the part of Supplier. Title to and risk of loss with respect to Consumables shall pass to Customer upon delivery by Supplier to a common carrier.

(ii) Instruments. Supplier shall ship Instruments to the destination(s) specified by Customer on the applicable Purchase Order, the carrier, forwarders and brokers specified by Supplier. Customer shall be notified of the cost for shipment and insurance coverage for all Instruments to be shipped to Customer, and Customer shall be responsible for all reasonable costs of shipment and insuring the Instruments in transit. Supplier shall provide lot number tracking. In the event Instruments are shipped to a Customer location outside of the United States, Customer will be responsible for satisfying all related regulatory obligations and duties. Supplier shall pack all Instruments per standard operating procedure for the designated carrier. All orders will be shipped with appropriate shipping documentation and clearly marked with the order number and quantity of Instruments. Supplier shall deliver the Instruments on the delivery date specified on the applicable Purchase Order, but shall not be liable for any delay in delivery caused by the carrier or regulatory agencies, unless such delay is due to any negligence on the part of Supplier. Title to and risk of loss with respect to Instruments shall pass to Customer upon successful completion of the System Acceptance Test.

g. Inspection and Acceptance. The following shall apply in regard to inspection and acceptance of Products:

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(i) Each shipment shall be accompanied by a certificate of conformance indicating that the shipment conforms to all relevant Specifications.

(ii) Promptly upon receipt of any Consumables, Customer shall inspect the same to check for any incorrect quantity and shall notify Supplier in writing (or by email) within [****] days of receipt of such Consumables stating any incorrect quantity.

(iii) With regards to Instruments, Supplier shall perform installation procedures to verify the Instrument conforms to the Specifications in accordance with Exhibit A. Further, an Instrument shall be deemed delivered and installed upon passing the Systems Acceptance Test.

(iv) During the applicable warranty period, Customer shall notify Supplier in writing of any variances from the applicable specification that is reasonably apparent on physical inspection (each notice, a “Non-Conformity Notice”); any Product that is not the subject of a timely Non-Conformity Notice shall be deemed to comply with this Agreement in all respects as to any defect that is reasonably apparent upon physical inspection. During the applicable warranty period and no later than [****] from the discovery of any variances from the applicable specification that are not reasonably apparent on physical inspection, Customer shall notify Supplier in writing of any such variances and each such notice shall also be treated as a “Non-Conformity Notice”;

(v) If Supplier receives a Non-Conformity Notice from Customer, the Parties shall promptly work together to investigate whether the Products in question are in compliance with the applicable specifications during the applicable warranty period. If Products are found to be non-compliant to the applicable specifications during the applicable warranty period, Supplier shall use commercially reasonable efforts to replace or repair, at the Supplier’s discretion, all non-conforming Product for Customer in order to fulfill the requirement of the applicable Purchase Order. If the Products are found to comply with all relevant specifications during the applicable warranty period, then Customer shall be deemed to have accepted the Products and shall pay for the same in accordance with this Agreement.

(vi) In the event the Parties disagree on the outcome of these additional investigations related to disputed Products, the Parties shall convene an immediate meeting of the Steering Committee, which will work in good faith to mutually and promptly resolve the disagreement.

h. Exclusivity.

(i) [****]. For the sake of clarity and the avoidance of doubt, [****]. For purposes of this Agreement, [****]. Supplier shall be the exclusive supplier to Customer and its affiliates of Products, [****] and Customer agrees that, except as expressly permitted by Section 3.e in the case of Sustained Failure to Supply, it shall not satisfy any requirement for Products, [****] by its own manufacture or other self-supply. Customer agrees to use the Products solely with other Products.

(ii) [****] to any [****] any [****] that [****] an [****] which has been [****] or any [****]. For clarity, [****] that [****] or a [****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(iii) Notwithstanding anything to the contrary in this Agreement, [****] or otherwise [****] to [****] for [****] and shall [****]. The [****] such that the [****] or [****]. For further clarity, the [****]. As consideration for [****].

i. Subcontracting. Supplier may subcontract, delegate or assign any part of its responsibilities under this Agreement to another party with the consent of Customer which will not be unreasonably withheld or delayed. Customer acknowledges that Supplier currently subcontracts the manufacture of certain Instruments or Consumables, or components thereof.

j. Sustained Failure to Supply. For purposes of this Agreement, a “Sustained Failure to Supply” means Supplier’s failure to timely deliver at least [****], meeting the applicable specifications, required by a Binding Forecast submitted in accordance with this Agreement for a continuous period of [****], followed by Supplier’s failure to cure the same within [****]. For clarity, [****], (i) [****] at the [****] or (ii) on [****].

k. Additional Work Plan. The parties wish to investigate means to enable Customer to integrate within its current products using the Instrument the additional capabilities [****]. To that end, the parties agree to use commercially reasonable efforts to jointly develop and agree upon a work plan including high-level objectives, milestones and resourcing.

3. [****]; Sustained Failure to Supply

a. [****]. Subject to the terms, conditions and limitations set forth in this Agreement, in order to [****] and [****] on the [****] for a [****] to the [****].[****] on the [****] pursuant to [****] shall be [****] that the [****]as of [****] and the [****] following [****] the [****] of [****].

b. [****]. [****] necessary to [****].

(i) If, at any time [****] a [****] than the [****] in [****] an [****] so that [****]. However, before [****] will [****] that [****] that [****] than the [****] shall [****] and either [****] or [****] to [****]. If [****] then [****]. In which case, [****] from [****].[****] of the [****] the [****] the [****] and [****] the [****] the [****] of the [****] for [****] with [****] each time a [****] of the [****] and [****] and for which [****] in accordance with [****] is [****] for [****] the [****] by [****] even if [****] a [****] that [****]. Each [****] is also [****] for [****].

(ii) If, at any time [****] a[****] than the [****] in [****] an [****] so that [****]. However, before [****] that [****] that [****] than the [****].[****] and either [****] or [****] to [****]; provided that [****] of the [****] with respect to the [****] for such [****] set forth in [****]. If [****] then [****]. In which case, [****] from [****].[****] of the [****] of the [****] that [****] of an [****] and [****] the [****] of the [****] for [****] with [****] each time [****] and [****] and for which [****] the [****] in [****] with this [****] is [****] for [****] the [****] by this [****] even if [****] that [****] is also [****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

c. [****]. Notwithstanding [****] and [****] of the [****] indicating that [****]. It is understood and acknowledged that [****] and that therefore the [****]. [****] and [****] in accordance with [****] and to [****]. Notwithstanding the foregoing, from time to time, [****] and to [****] that the [****]. For clarity, [****] to the extent that [****].

d. [****]. If required [****] which shall [****] as defined in [****] and that [****] and thereafter, if [****].

e. [****]. In the event of [****]. In the case of [****].

f. [****]. In the event [****]. In the event [****] and notwithstanding anything herein to the contrary[****].

g. [****]. In no event and at no time [****] except in the case of [****] or in connection with [****] provided that [****]. Further, [****].

h. [****]. Upon the [****] and if the [****] that were the [****]. If [****].

i. Access to Other Consumables. Upon written request from Customer, Supplier will use commercially reasonable efforts to certify up to two (2) third parties under commercially reasonable terms to assist Customer in obtaining Other Consumables (such third parties, “Certified Third Party Suppliers”). The Certified Third Party Suppliers, if any, will be permitted to so assist Customer solely in obtaining Other Consumables solely in the event that Supplier fails to supply to Customer Other Consumables because Supplier has dissolved. Supplier shall invoice Customer for Supplier’s overhead and out-of-pocket costs associated with certifying such third parties and Customer shall promptly pay such invoices which shall not exceed [****] in total amount or such additional amounts as unanimously agreed to by the Steering Committee. For clarity, Customer may not contact any Certified Third Party Supplier regarding this Agreement, or the Other Consumables, unless and until Supplier fails to supply to Customer Other Consumables because Supplier has dissolved.

4. Confidentiality

a. Each party and its affiliates, agents and representatives (each a “Recipient”) shall treat as confidential information of the other party or its affiliates (the “Discloser”) the information provided to the Recipient by the Discloser hereunder or learned by the Recipient as a result of or in connection with this Agreement and/or that certain Mutual Confidentiality Agreement, dated as of January 27, 2011, and amended as of May 10, 2012, between the parties hereof (“Confidential Information”).

b. The Recipient agrees to (i) hold in confidence all of Discloser’s Confidential Information and not disclose such Confidential Information except as expressly permitted herein without the prior written consent of Discloser; (ii) use Discloser’s Confidential Information solely for the purpose of this Agreement; (iii) treat Discloser’s Confidential Information with the same degree of care it uses to protect its own confidential information but in no event with less than a reasonable degree of care; and (iv) reproduce Discloser’s Confidential Information solely to the extent necessary to accomplish the purposes of this Agreement, with all such reproductions being considered Discloser’s Confidential Information.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

c. Recipient may provide Discloser’s Confidential Information solely to its employees or consultants on a need-to-know basis; provided, however, that (i) any such employees or consultants are bound by written obligations of confidentiality at least as restrictive as those set forth in this Agreement, and (ii) Recipient remains liable for the compliance of such employees and consultants with such obligations.

d. Recipient will not have obligations of non-disclosure and non-use with respect to any portion of Discloser’s Confidential Information which:

(i) is generally known to the public at the time of disclosure or becomes generally known through no fault of Recipient;

(ii) is in the Recipient’s possession at the time of disclosure other than as a result of Recipient’s breach of any legal obligation, as evidenced by Recipient’s written records;

(iii) becomes known to Recipient through disclosure by sources other than Discloser having the legal right to disclose such Confidential Information; or

(iv) is independently developed by Recipient without reference to or reliance upon the Discloser’s Confidential Information, as evidenced by Recipient’s written records.

If Recipient is required by a governmental authority or by order of a court of competent jurisdiction to disclose any of Discloser’s Confidential Information, Recipient will give Discloser prompt written notice thereof and Recipient shall take all reasonable and lawful actions to avoid or minimize the degree of such disclosure. Recipient will reasonably cooperate with Discloser in any efforts to seek a protective order.

e. The obligations of each party under this Section 4 shall remain in full force and effect for ten (10) years following termination or expiration of this Agreement.

5. Intellectual Property

a. Proprietary Rights. Customer acknowledges that Supplier has spent considerable time and money developing the technology in the Products, [****] (collectively, the “Systems Technology”) and, that as between the parties, Supplier is the exclusive owner of the Systems Technology. Under no circumstances will Customer modify, attempt to reverse engineer any of such Systems Technology or use any such System Technology other than in compliance with the documentation provided by Supplier. However, Supplier may, at the request of Customer and on mutually agreeable terms, modify any component of the Systems Technology solely for the purpose of facilitating or improving Customer’s internal operational use of the Systems Technology. Further, Supplier may authorize Customer to make such modifications, subject to review and certification by Supplier. However, if Supplier elects to not implement a modification

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

requested by Customer, or to authorize Customer to implement such modification, then Customer may nonetheless make the requested modification to any component of the System Technology (hereafter an “Unapproved Modification”). Supplier shall have no obligation to extend any warranty terms or responsibility to service any Instrument if an Unapproved Modification causes the System Technology to not perform as it otherwise would have without such Unapproved Modification. Any such modifications made in accordance with this Section 5.a shall be deemed “System Inventions”, as defined below. For clarity and without limiting the foregoing, a decision by Supplier not to undertake such work or provide such authorization shall not constitute a breach of any obligation under this Agreement. Supplier shall have the sole and exclusive right but not the obligation to enforce all rights with respect to the Systems Technology against third parties and Customer may only join in such activities when requested by Supplier.

b. [****]. [****]. For the sake of clarity and the avoidance of doubt, [****] as may [****].

c. Inventions. All inventions, trade secrets, mask works, computer programs, (including source code and object code) algorithms, products, processes, designs, ideas, discoveries, developments, and works of authorship, as well as improvements and innovations whether or not patentable, which are conceived, developed or reduced to practice by Customer alone or jointly with others that pertain to the Systems Technology shall be the exclusive property of Supplier (“Systems Inventions”). Customer shall promptly notify Supplier of all Systems Inventions and [****]. Further, Customer shall execute such instruments of transfers, applications and the like as Supplier may reasonably request to perfect its rights in the Systems Inventions. All Systems Inventions shall be considered Systems Technology for the purposes of this Agreement. [****]. However, notwithstanding the foregoing, [****].

6. Additional Representations and Warranties

a. Compliance. Each party shall comply with all applicable laws in performing its obligations hereunder.

b. Authority. Each party represents and warrants that it: (i) is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of organization; (ii) is qualified or licensed to do business and in good standing in every jurisdiction where such qualification or licensing is required; and (iii) has the corporate power and authority to negotiate, execute, deliver and perform its obligations under this Agreement.

c. No Conflict. Each party represents and warrants that the execution and delivery of this Agreement by such party and the performance of such party’s obligations hereunder (i) do not conflict with or violate any requirement of applicable law existing as of the Effective Date or the A&R Effective Date applicable to such party; and (ii) and does not conflict with, violate, breach or constitute a default under any contractual obligations of such party or any of its affiliates existing as of the Effective Date or the A&R Effective Date.

d. Enforceability. Each party represents and warrants that as of the Effective Date and the A&R Effective Date, this Agreement is a legal and binding obligation and is enforceable in accordance with its terms.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

e. Limited Applicability. The representations and warranties of a party set forth in this Agreement are intended for the sole and exclusive benefit of the parties hereto, and may not be relied upon by any third party, other than permitted successors or assigns.

f. Limitation. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SUPPLIER MAKES NO REPRESENTATION NOR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO CUSTOMER, AND SUPPLIER HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO THE PRODUCTS, [****], SERVICE CONTRACTS AND [****] SUPPLIED HEREUNDER.

g. Product Representations and Warranties. Supplier represents and warrants to Customer, with respect to the Products, [****]:

(i) Supplier has good title to all Products, [****];

(ii) there are no liens or encumbrances on or against any Products, [****];

(iii) Customer’s purchase and use of the Products, [****] as provided by Supplier, shall be free from any claim of infringement or misappropriation of the intellectual property rights of a third party; provided that this representation and warranty does not apply to the extent that a claim is based on or arises from (A) alterations of the Products made by or behalf of Customer, (B) improper use of the Products, or (C) use or combination of the Products with programs, data or devices not supplied by Supplier where use of the Products would be non-infringing without such use or combination of the Products with such programs, data or devices not supplied by Supplier.

7. Disclaimer of Damages; Limitation of Liability

NEITHER PARTY SHALL BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8. Term and Termination

a. Term. This Agreement shall have a term of five (5) years commencing on the Effective Date (the “Term”), which may be extended by written agreement of the parties. Additionally, the Parties may agree in writing to extend the Term of this Agreement.

b. Termination for Cause. In addition to such other remedies as may be available to the non-breaching party, either party may terminate this Agreement if the other party materially breaches any provision hereof and fails to cure such breach after written notice and a reasonable time and opportunity to effect such cure. For the sake of clarity and the avoidance of doubt, a Sustained Failure to Supply shall not in itself constitute a material breach hereof and shall not give rise to Customer’s right to terminate for cause under this Section 8.b, and Customer’s sole remedy therefor is set forth in Section 3.e.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

c. Termination without Cause. Customer may terminate this Agreement without cause on not less than [****]; provided, however, that Customer pays Supplier in full for all Binding Forecasts placed prior to the effective date of termination.

d. Effect of Termination. In the event of a termination or expiration of this Agreement in accordance with this Section 8, all rights, privileges and obligations of the parties hereunder shall automatically terminate and, except as set forth by Section 8.e, neither party shall have any further rights or obligations except as may have accrued prior to the expiration or termination. Within thirty (30) days following the expiration or termination of this Agreement, each party shall return to the other party, or upon the written request of the other party, destroy any and all Confidential Information of the other party in its possession and upon a party’s request, such destruction (or delivery) shall be confirmed in writing to such party by a responsible officer of the other party. The obligations of the parties under this subsection also shall apply on a product-by-product basis to the extent that this Agreement expires or is terminated with respect to a specific product only. Supplier shall not be obligated to buy back Products, [****] from Customer, or refund any amounts paid for Service Contracts, in the event of any expiration or termination of this Agreement.

e. Survival. The provisions of Sections 3 through 11 (inclusive) shall survive termination or expiration of this Agreement.

9. Indemnification

a. Supplier Indemnification Obligations. Supplier shall defend, indemnify and hold Customer harmless from and against any third party claim made against Customer which arises from or relates to Supplier’s breach of Section 6.g(iii). Supplier shall have no obligation of indemnity to the extent that any third party claim made against Customer arises from or relates to (i) Customer’s breach of any material provision or Customer representation or warranty set forth in this Agreement; or (ii) Customer’s gross negligence or willful misconduct with respect to its obligations under this Agreement.

b. Customer Indemnification Obligations. Customer shall defend, indemnify and hold Supplier harmless from and against any third party claim of infringement or misappropriation of intellectual property rights of such third party made against Supplier which arises from or relates any specification of the Customer Library provided by Customer, Unapproved Modifications, and modifications made to the Systems Technology at Customer’s request. Customer shall have no obligation of indemnity to the extent that any third party claim made against Supplier arises from or relates to (i) Supplier’s breach of any material provision or Supplier’s representation or warranty set forth in this Agreement; or (ii) Supplier’s gross negligence or willful misconduct with respect to its obligations under this Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

10. Steering Committee

a. Steering Committee. The parties shall establish and maintain a steering committee (the “Steering Committee”) and the following shall apply:

(i) the Steering Committee shall comprise four individuals in total. Each of the parties shall appoint, and may from time to time remove, and reappoint two members of the Steering Committee;

(ii) the role of the Steering Committee shall be to manage the relationship between the parties in all respects, to oversee the conduct of this Agreement, to resolve differences and difficulties which may arise in the course of the Agreement, to review each party’s performance under this Agreement, and to discuss any issues that arise regarding performance under this Agreement;

(iii) the Steering Committee may consider projects on behalf of each party and related terms and conditions, including compensation; provided that a decision by either party not to undertake such projects shall not constitute a breach of any obligation under this Agreement;

(iv) the Steering Committee shall meet on a quarterly basis, in person or via teleconference, and otherwise as considered appropriate;

(v) each party shall appoint a leader of its Steering Committee team whose responsibility shall be to initiate and maintain contact with Steering Committee team leader of the other party; and

(vi) the Steering Committee shall not have power to vary this Agreement or to bind either of the parties to any legal commitment.

b. Information Exchange. Each of the parties shall keep the other informed about matters within its knowledge that are likely to have a material effect upon the operation of this Agreement and in particular Supplier shall report to Customer on a quarterly basis the shipments and delivery lead times for Products delivered during the quarter under report. In the event a material quality issue is identified by either party that is likely to have a material adverse effect on the delivery of products, the parties shall then consult together as a matter of urgency to agree to the validity of the problem and agree to a solution to the problem, both in respect of maintaining deliveries and in respect of resolving the production problem.

c. Dispute Resolution. The parties each recognize that it is important to establish a close working relationship, to avoid disputes arising and to ensure that any disputes which do are speedily resolved without interruption to the operation of this Agreement or the commercial relationship between them. Accordingly, if any dispute arises under or in relation to this Agreement:

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(i) the parties shall seek in good faith to resolve the same as soon as practicable so as not to interfere with or damage the working relationship between them;

(ii) the existence of any dispute shall not be treated as a reason for withholding purchase orders, supplies, payment or other performance of this Agreement other than payment of amounts which are disputed in good faith as provided herein;

(iii) if either party considers that the other is in breach of its obligations under this Agreement and wishes to take action in respect of such breach it shall notify the other party of the breach with relevant information in its possession concerning the breach and a summary of its proposals in respect of it. The parties shall then consult in good faith with regard to actions to be taken to cure the breach and prevent a repetition and if the party in breach puts forward reasonable proposals in that respect (taking into account any previous similar breach) within thirty (30) days of the notice of breach, the party complaining of the breach shall allow a reasonable period (being not less than fifteen days nor more than forty-five days) for the same to be implemented;

(iv) any dispute or difference shall be referred in the first instance to the Steering Committee which shall diligently seek to resolve the same. If the Steering Committee fails to resolve the same, the relationship team members of each party shall prepare a written memorandum summarizing the matter in dispute, their views upon it and their understanding of the other party’s views upon it and the parties shall then exchange their respective memoranda and the Steering Committee shall then meet again to discuss the matter. If at that meeting they fail to resolve the matter the memoranda prepared by the parties and discussed at the meeting, together with minutes of the meeting, shall be submitted to the President of each party, who shall meet as soon as practicable and seek to resolve the matter. All such activities contemplated in this Section 10.c(iv) to be completed within thirty (30) days of the notice of breach provided for under Section 10.c(iii);

(v) subject to Section 10.c(vi), a party shall not: (A) serve any notice under Section 8.b by reason of a breach by the other party of its obligations under this Agreement (but shall remain entitled to any compensation available to it in law) and any such notice purportedly given in respect of that breach shall be of no effect; nor (B) commence any legal proceedings in respect of the breach or matter in dispute unless in either case it has allowed any implementation period required by Section 10.c(iii) to expire and the remedy has been unsuccessful, has caused its members of the Steering Committee to be reasonably available to meet those of the other party, has submitted to the other party the memorandum required by Section 10.c(iv) and has made its President reasonably available to meet pursuant to Section 10.c(iv); and

(vi) subject to any binding agreement resolving a dispute and subject to the foregoing, nothing in this Section 10 shall prevent or restrict any party from exercising its rights and remedies in law and notwithstanding the foregoing either party may apply to court for injunctive relief in respect of any breach or alleged breach of any material provision of this Agreement or for a court order for payment of any invoice that is overdue for payment.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

11. General

a. Notices. All notices in connection with this Agreement shall be addressed to the President of the receiving party at the applicable address set forth above (or to such other address as the party to receive the notice so designates by written notice to the other) and shall be deemed given on the business day following the date they are sent by over-night courier, charges prepaid. Notwithstanding the foregoing, Customer hereby acknowledges that as of June 1, 2013, Supplier’s address shall be 749 Middlesex Turnpike, Billerica, MA 01821.

b. Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and supersedes and merges all prior and contemporaneous communications, including, but not limited to, the Supply Agreement and Amendment 1. This Agreement may not be amended except by a written agreement signed by the parties. Either party may use its standard business forms (such as purchase orders) in connection with this Agreement, but use of such forms shall be for convenience purposes only, and any provision therein that conflicts with a provision of this Agreement shall be deemed stricken and null and void, unless the parties agree otherwise in a signed written agreement that specifically refers to this Agreement.

c. Governing Law. This Agreement shall be construed and controlled by the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws principles.

d. Damages. In any dispute hereunder, each party shall be responsible for its own fees, costs, and other expenses.

e. Waiver. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provision hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

f. Relationship. The relationship between Supplier and Customer is solely that of independent contractors. Neither this Agreement, nor any terms and conditions contained herein, shall be construed as creating a partnership, joint venture or agency relationship or as granting a franchise. Neither party shall have the authority to represent or bind the other.

g. Assignment. Neither party may assign this Agreement, or any of its rights or obligations hereunder, without the written consent of the other party, which consent shall not be unreasonably withheld; provided, however, either party may transfer or assign this Agreement, in whole or in part, without the prior written consent of the other party, to one of its affiliates or in connection with a merger, consolidation, or a sale or transfer of all or substantially all of the assets to which this Agreement relates.

h. Force Majeure. Neither party shall be held responsible for any delay or failure in performance of its obligations hereunder to the extent such delay or failure is caused by fire, flood, strike, civil, governmental or military authority, act of God, or other similar causes beyond its reasonable control and without the fault or negligence of the delayed or non-performing party or its subcontractors.

i. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the parties have executed this First Amended and Restated Supply Agreement under seal as of the A&R Effective Date.

RAINDANCE TECHNOLOGIES, INC.		MYRIAD GENETIC LABORATORIES, INC.

By:	/s/ S. Roopom Banerjee	By:	/s/ Mark Capone
Name: S. Roopom Banerjee		Name: Mark Capone
Title: President and CEO		Title: President

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit A

RDT ThunderStorm™ Instrument

Instrument General Description and Functionality

•	The Instrument is designed to accommodate 250 ng to 1.5 micrograms of genomic DNA (that has been prepared according to RDT-recommended protocols).

•	The Instrument enables the formation of up to 1,000,000 individual PCR reactions of 26 picoliters per reaction using 25 microliter input sample volume, [****].

•	Disposable single-use chips and sample loading and collection devices are employed to address sample carryover or cross-contamination.

Instrument Features

•	Bench-top size (w 41.2 in., d ~ 30 in., h ~ 29.2 in., weight <450 lb.).

•	Power source 100/240 VAC, 50/60 Hz.

•	Ability to process up to 96 samples per run.

•	Ability to maintain up to 8 library vials on the Instrument for [****].

•	Ability to map samples against any installed library.

•	Unattended/walk away operation by users.

•	96 well sample input and output positions.

•	Temperature control of input and output sample positions and library vials (10°C)

•	Integrated barcode scanner for recording details of reagents and samples processed on the Instrument.

•	Error detection system supports user warning and minimizes sample and reagent waste.

•	Remote assist software for technical support, troubleshooting and diagnostics in consultation with Supplier service and support personnel.

•	Integrated reagent reservoirs with sensor systems to detect and prompt user to replace at appropriate intervals.

•	Safety and Compliance:

•	IEC 61010-1; 2001 (UL/CSA/CENELEC/EN)

•	FCC compliant Class B device

•	TUV listed

•	CE marked

Instrument Specifications:

Installation Qualification (“IQ”):

•	Operating Conditions:

•	Laboratory Ambient Temperature:15-30[o]C

•	Ambient Temperature Fluctuation: Not to exceed +/- 5[o]C per hour

•	Relative Humidity: 5-85% RH, non-condensing

•	Atmospheric Pressure: 800-1600mbar

Operational Qualification (“OQ”):

•	Volume dispensed:

•	[****]

•	Successful Completion of System Acceptance Test (as defined below)

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

•	All safety devices checked and operate as designed, appropriate signage posted

System Acceptance Test for Instruments (SAT)

The following test shall be performed by Supplier following delivery and installation of any new Instrument at Customer’s facility in Salt Lake City, Utah. Successful completion of this SAT shall be verification that the Instrument has been installed and meets the Instrument Specifications. Subsequent issues encountered with an Instrument’s compliance to the Specifications shall be addressed by Supplier’s obligations under the Service Contracts.

SAT Protocol:

[****]

Performance Qualification (“PQ”):

•	Sample success rate (as determined by merge quality of [****] and emulsion dispensed into reaction plate) [****] with Customer Library

•	Exceptions: Failures caused by sample input or other failures attributable to Customer (including, but not limited to, failure to satisfy the Customer Qualifications)

•	Run completion rate (completing all samples desired without interruption or requiring user intervention): [****]

•	[****]

•	Exceptions: Failures caused by sample input or other failures attributable to Customer (including, but not limited to, failure to satisfy the Customer Qualifications)

•	Exceptions:

•	[****]

•	Use of pipette tips that are outside specifications

•	Time to run completion:

•	[****]

•	System Up-Time: Average [****]

•	Defined as Instrument in operational order [****].

PQ will be verified during the first 3 months following Instrument System IQ and OQ procedures (the “PQ Verification Period”). In the event the PQ conditions are not being met during the PQ Verification Period, Customer shall inform Supplier promptly, at which point Supplier shall employ commercially reasonable efforts to remedy the situation. In the event the System continues to not meet the PQ criterion during the PQ Verification Period, the Parties shall negotiate in good faith to resolve the situation, up to and including, the potential replacement of the Instrument.

•	[****] Lead-time for Instruments is [****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit B

Consumables

Lot Size: Lot size of Customer Libraries shall be based upon the size of the oligonucleotide synthesis. Oligonucleotides will be synthesized [****] or less frequently, as determined by Supplier. Supplier will use the same lot of oils throughout the dropletization process of each lot of Customer Libraries.

Other Consumables Specifications

•	Instrument Consumable Kit (48-pack Part Number 20-03551 Rev. B-01) consists of the following components:

•	Thunderstorm Chip Stack (RDT P/N 30-04265)

•	24 chips per package

•	Storage Conditions: Ambient

•	RainDance Stabilizer/Destabilizer Kit (RDT P/N 20-00803)

•	Droplet Stabilizer

•	Droplet Destabilizer

•	Stability: [****]

•	Storage Conditions: 4[o]C-35[o]C

•	RainDance Oil Kit (RDT P/N 20-02119)

•	Carrier Oil

•	Template Drive Oil

•	Stability: [****]

•	Storage Conditions: 4[o]C-35[o]C

Customer Library: Features

The Customer Library is an emulsified mixture of Customer-defined oligonucleotides, which is provided to the Customer in vials to be installed and used solely on the Instrument. The DNA sequences to create the Customer Library are provided to Supplier by the Customer. The specific components desired are defined by the Supplier, in the form of an electronic spreadsheet (the “Master Library File”).

Once the Customer has reviewed and approved in writing the Master Library File, Supplier shall use this Master Library File as the basis for work instructions to manufacture, or have manufactured, the Customer Library.

Any changes, adjustments or alterations to the design features or components of the Customer Library, as designated in the Master Library File, shall be mutually agreed to in writing between the Parties. The parties shall also agree upon the manner by which such changes are effectively documented and archived.

Customer Library: Specifications

•	Available in configurations sufficient to support either 8 or 48 samples.

•	Available in configurations to support [****].

•	Customer Library may be designed and provided as singleplex (two paired oligonucleotide primers per droplet) or multiplex (more than two paired oligonucleotide primers per droplet) configurations.

•	Customer Library Shelf life as warranted in Section 1.b(ii).

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

•	Customer Library shall have a working stability of [****]. The Instrument has been programmed to prohibit use of a Customer Library that exceeds this stability dating.

Customer Library: Manufacturing Process Specifications

•	Mean Droplet Size: [****]

•	R2: [****]

•	%CV: [****]

Customer Library: Functional Performance Specifications

•	[****]

[****] lead time for Customer Library is as follows:

•	[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit C

Description and specifications of [****]

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit D

Instrument and Consumables Pricing

Instrument pricing: [****]

Consumables and Customer Library Pricing for Consumables and Customer Library Forecasted and Ordered [****]:

•	Price-volume curve (based upon current Customer Library design [****] Reference Master Library

•	NOTE: The parties acknowledge that as of the Effective Date, [****].

Sample Order per 6 months	Price per Sample*
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

*	Price per Sample is determined by the design and components of the Customer Library, as indicated by the Master Library File. Any changes to the design that are requested by the Customer may require an adjustment to the Price per Sample.

Consumables and Customer Library Pricing for Consumables and Customer Library Forecasted and Ordered [****]:[****] per sample.

•	Customer may request that Supplier sell to Customer certain products that are not addressed by this Agreement. If Supplier agrees to sell such products to Customer, Supplier and Customer shall negotiate in good-faith the price for such products.

Products included in support of the Price per Sample:

•	Instrument Consumable Kit

•	Customer Library

Customer Library Pricing for Customer Library Forecasted and Ordered [****]:[****] per sample.

Additional Services

Customer shall pay for oligonucleotide primer library synthesis at standard list prices.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Taxes

All prices are exclusive of value added tax and sales tax and any similar tax, all of which Customer shall pay in addition to the prices set forth herein.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit E

Service Contracts and Pricing

Annual Fee for each Service Contract: [****] per Instrument installed at Customer’s location

Supplier’s obligations under Service Contracts:

Provide unlimited remote and on-site support for all hardware, software and application failures. Includes: replacement parts, software revisions, replacement Consumables due to Instrument-related failures, and at least one scheduled preventative maintenance visit per Instrument per year.

Excludes: Customer responsible items.

Response times: Supplier shall remotely respond to service calls within [****]. Such response will include an assessment of the issue and consideration of whether on-site service is required. In the event that such service is required, a service engineer will be on site [****]. Customer acknowledges that many issues can and will be resolved by Supplier remotely and Customer will facilitate Supplier’s on-line access to the relevant Instrument for diagnosis and repair purposes.

System Recertification Test (SRT)

The following test shall be performed by Supplier following a repair to an Instrument performed by the Supplier’s Service and Support personnel that at Supplier’s discretion, is of a significant nature and requires confirmation that the Instrument has been repaired in a manner to confirm it is performing according to the applicable Specifications. Successful completion of this SRT shall be verification that the Instrument has been repaired sufficiently to meet the Instrument Specifications.

Initiate an Instrument run of [****] – load chips, take off/put back on tips, load appropriate test libraries. Perform run. Run is to complete without interruption. [****], and visual check errors such as a dispense output plate will be visually inspected to confirm no more than [****].

Customer Training:

Supplier shall provide training to Customer personnel on the use of the Instrument. Such training shall be made available so that all intended users of the Instrument become proficient in the proper use of the Instrument, as will be demonstrated by the successful completion of a user certification process.

•	Whenever practically possible, training will be coordinated so that multiple personnel will be trained at the same time.

•	Training obligations and additional fees associated with training at Customer locations other than Customer’s Salt Lake City, Utah location shall be determined between the Parties in advance.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit F

Initial Forecast

Month	Consumables to Process the following number of Samples

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit G

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMENDMENT 1 TO AMENDED AND RESTATED SUPPLY AGREEMENT

This Amendment 1 to First Amended and Restated Supply Agreement (this “A&R Amendment 1”) is entered into as of February 24, 2015 (the “A&R Amendment 1 Effective Date”) by and between RainDance Technologies, Inc., a Delaware corporation, with principal offices at 749 Middlesex Turnpike, Billerica, MA 01821 (“Supplier”) and Myriad Genetic Laboratories Inc., a Delaware corporation, with principal offices at 320 Wakara Way, Salt Lake City, Utah 84108 (“Customer”).

WHEREAS, Supplier and Customer entered into the First Amended and Restated Supply Agreement, dated June 25, 2014 (the “A&R Supply Agreement”), pursuant to which Customer purchases Instruments, Customer Libraries, Other Consumables [****]; and

WHEREAS, Supplier and Customer desire to amend the A&R Supply Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual promises herein set forth and other good and valuable consideration, the parties agree as follows:

1. Defined Terms. Defined terms used and not defined herein shall have the meanings ascribed to them in the A&R Supply Agreement.

2. Amendments.

a.	The warranty period in Section l.b.ii.A is changed from “[****]” to [****].

b.	The following text is hereby deleted from Section l.b.(ii) of the A&R Supply Agreement:

“The parties will use commercially reasonable efforts to [****], and will in good faith correspondingly modify the applicable Library Specifications and the warranty period under Section l.b.(ii)(A). Also, the parties will in good faith establish the Functional Performance Specifications of the Library Specifications [****] of first delivery of Customer Library to Customer.”

c.	The word “quarterly” is hereby deleted from Section 10.a.(iv) of the A&R Supply Agreement and replaced with “semi-annual”.

d.	The “System Acceptance Test for Instruments (SAT)” Section (but not the “Performance Qualification (“PQ”)” Section of Exhibit A or anything that follows such “Performance Qualification (“PQ”)” Section) is hereby deleted from Exhibit A to the A&R Supply Agreement and replaced with the following:

“System Acceptance Test for Instruments (SAT)

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

The test described in Exhibit A--1 attached hereto shall be performed by Supplier following delivery and installation of any new Instrument at Customer’s facility in Sail Lake City, Utah. Successful completion of this SAT shall be verification that the Instrument has been installed and meets the Instrument Specifications. Subsequent issues encountered with an Instrument’s compliance to the Specifications shall be addressed by Supplier’s obligations under the Service Contracts,

[****]

e.	Exhibit A-l attached to this A&R Amendment 1 is hereby added to the A&R Supply Agreement as Exhibit A-1 thereto,

3. General.

a.	Except as expressly set forth in this A&R Amendment 1, the A&R Supply Agreement is unaffected and shall continue in full force and effect in accordance with its terms. This A&R Amendment 1 amends and is hereby made a part of the A&R Supply Agreement. If there is conflict between this A&R Amendment 1 and the A&R Supply Agreement, the terms of this A&R Amendment I will prevail.

b.	This A&R Amendment 1 may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Facsimile or pdf image signatures shall be treated as original signatures.

IN WITNESS WHEREOF, (he parties have executed this A&R Amendment 1 under seal as of the A&R Amendment 1 Effective Date.

RAINDANCE TECHNOLOGIES, INC,		MYRIAD GENETIC LABORATORIES, INC.

By:	/s/ S. Roopom Banerjee	By:	/s/ Jeff Trost
Name:	S. Roopom Banerjee	Name:	Jeff Trost
Title:	President and CEO	Title:	Sr. VP Operations

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit A-1

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.